UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

Eiger BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Cambridge Avenue, Suite 350 Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 272-6138

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in the Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on March 23, 2016, and as amended May 13, 2016 (the “Amended Report”), on March 22, 2016, Eiger BioPharmaceuticals, Inc. (the “Company”), formerly known as Celladon Corporation, completed its merger with what was then known as “Eiger BioPharmaceuticals, Inc.” (“Private Eiger”). This Amendment No. 2 to Current Report on Form 8-K is being filed solely to file the Interactive Data files relating to the audited financial statements of Private Eiger as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, 2014 and 2013, in accordance with Rule 405 of Regulation S-T. No other changes have been made to the Amended Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Private Eiger as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, 2014, and 2013, are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The consent of KPMG LLP, Private Eiger’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 2 to Current Report on Form 8-K.

(d)	Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: June 17, 2016

	By:	/s/ James Welch
James Welch
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 18, 2015, by and among Eiger BioPharmaceuticals, Inc., Celladon Corporation and Celladon Merger Sub.

3.1*	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

3.2*	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

23.1	Consent of KPMG LLP, Private Eiger’s independent registered public accounting firm

99.1*	Press release issued by Eiger BioPharmaceuticals, Inc. on March 22, 2016.

99.2	Audited financial statements of Private Eiger as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, 2014 and 2013.

99.3*	Unaudited pro forma condensed combined financial information of the Company and Private Eiger as of and for the year ended December 31, 2015.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*	Previously filed.